MERRILL LYNCH
STRATEGIC
DIVIDEND FUND






FUND LOGO






Annual Report

July 31, 1995






Officers and Trustees
Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.






Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011








MERRILL LYNCH STRATEGIC DIVIDEND FUND


Important Tax
Information


All of the ordinary income distributions paid quarterly by Merrill Lynch Strategic Dividend Fund during its taxable year ended July 31, 1995 qualify for the dividends received deduction for corporations.

Additionally, the following information summarizes the long-term capital gains distributions paid by the Fund during the taxable year ended July 31, 1995:


                     Record          Payable              Long-Term
                      Date             Date             Capital Gains

Class A Shares:     10/06/94         10/14/94              $.797341
                    12/14/94         12/22/94              $.798347

Class B Shares:     10/06/94         10/14/94              $.797341
                    12/14/94         12/22/94              $.798347

Class C Shares:     12/14/94         12/22/94              $.798347

Class D Shares:     12/14/94         12/22/94              $.798347


Please retain this information for your records.





Portfolio Information
(unaudited)
As of July 31, 1995

                                          Percent of
Ten Largest Common Stock Holdings         Net Assets

Exxon Corp.                                   2.6%
NYNEX Corp.                                   2.5
Sonat, Inc.                                   2.4
Mobil Corp.                                   2.4
General Electric Co.                          2.3
Royal Dutch Petroleum PLC (ADR)               2.3
Federal Paper Board Co., Inc.                 2.3
Ohio Casualty Corp.                           2.3
Houston Industries Inc.                       2.2
Texaco Inc.                                   2.2




DEAR SHAREHOLDER

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

Portfolio Matters
During the quarter ended July 31, 1995, the yield of the Standard & Poor's 500 Index (S&P 500) dropped to 2.4%, its lowest level ever. While the overall stock market continued to rise to record levels-- propelled by growth stocks which typically offer little or no dividend income--Merrill Lynch Strategic Dividend Fund's higher-yielding stocks lagged the US equity market by a wide margin. Stocks with yields less than that of the S&P 500 outperformed by a ratio of three to one those stocks with yields at or above the S&P 500.

Although the Fund's investment universe rarely includes any growth stocks, we found rewarding investment opportunities among stocks with above-average yields during the July quarter. Structural and regulatory changes in the banking industry, impending major legislative changes in the telecommunications industry, and the deeply depressed values in the energy sector, led us to reassess the Fund's weightings in these and other areas. During the three-month period ended July 31, 1995, we established 23 new positions. Our new investments were funded by eliminating eight of the Fund's holdings and reducing nine others. (For a complete listing of the Fund's additions and deletions, see page 19 of this report to shareholders.)

During the quarter ended July 31, 1995, a major part of our investment activities centered on financial stocks. We emphasized the banking industry, and deemphasized the insurance group. The banking group generated the best returns among higher-yielding stocks in 1995, while offering dividend yields that are generally above the market's average yield. The industry is financially strong, with large reserves of excess capital, low levels of problem loans and growing profits. These compelling fundamentals, coupled with imminent elimination of barriers to banking and industry consolidation currently underway, led us to increase the Fund's weighting in this group to 8% of net assets, which is double the S&P 500 weighting.

We purchased seven bank stocks across the spectrum in terms of asset size, market capitalization and regional market penetration. However, in each case we placed heavy emphasis on financial strength, credit quality and value. Our purchases included Barnett Banks, Inc., Boatmen's Bancshares, Inc., Chemical Banking Corp., CoreStates Financial Corp., Integra Financial Corp., Mellon Bank Corp., and Mercantile Bancorporation. We believe these companies offer attractive prospects for earnings and dividend growth, which should continue to produce attractive returns. The Fund's increased exposure to bank stocks contributed positively to returns for the July quarter.

Also within the financial sector, we increased our holdings in real estate investment trusts (REITs) with the addition of Avalon
Properties, Inc., and Simon Property Group, Inc. At current price levels, these two REITs are attractively valued while offering very high dividend yields.

We also established four new positions in the energy sector by buying four integrated oil stocks: two domestic and two foreign-based companies. Performance of this group had lagged both the stock market and the energy sector. With the additions of Atlantic Richfield Co., Phillips Petroleum Co., British Petroleum Co. PLC
(ADS) and Repsol S.A. (ADS), our energy exposure increased to 16% of net assets, which is more in line with the higher-yielding stock universe weighting and our historical weighting in this sector.

The prospect of telecommunications legislation--which, if enacted, may open new areas of opportunity for local telephone companies and increase competition in long distance service--led us to restructure our holdings in this industry during the July quarter. We acted decisively and positioned the Fund strategically for these changes should they occur. We also established new positions in GTE Corp., Sprint Corporation and Southern New England Telecommunications Corp., while we pared back our position in NYNEX Corp., and eliminated our investments in Pacific Telesis Group and BC Telecom Group.

We initiated three new positions in the consumer sector, where the Fund was underweighted, with the purchase of shares of Lance, Inc., May Department Stores Co., and Sears, Roebuck & Co. Our investment in May Department Stores, one of the nation's largest retailing companies, represents an attractively valued entry into the department store group. This group continues to gain market share at the expense of other retailers, yet its shares still sell at a discount to the stock market and other retailers. Sears completed the divestiture of its financial services businesses, and is now exclusively a general merchandise retailer. We also took a small position in Lance, Inc., a manufacturer and distributor of a variety of snack foods with no debt and product distribution in 36 states.

Our three final new positions were capital goods companies, Minnesota Mining & Manufacturing Company (3M), Dana Corp. and Arvin Industries, Inc. At 3M, new product development is a high priority for the company, with 30% of sales revenues coming from products no older than four years. Arvin and Dana are worldwide manufacturers and suppliers of automotive components and parts to the automotive original equipment and replacement markets.

Fiscal Year in Review
The primary investment objective of Merrill Lynch Strategic Dividend Fund is to invest in a diversified portfolio of common stocks whose yields are greater than that of the unmanaged S&P 500 Index. During the fiscal year ended July 31, 1995, as the stock market reached record levels, this group of stocks underperformed the S&P 500 Index by nearly 50%. Total returns for the Fund during the fiscal year ended July 31, 1995 were in line with the higher-yielding stock universe. The Fund's Class A and Class B Shares had total returns of +14.04% and +12.82%, respectively, during the year ended July 31, 1995, while the S&P 500 Index had a total return of +26.06%. The Fund's Class C and Class D Shares since inception (October 21, 1994) through July 31, 1995 had total returns of +13.30% and +13.98%, respectively. (Results shown are before the deduction of sales charges; results would be lower if sales charges were included. For complete performance information, seepages 4--7 of this report to shareholders.)

About two-thirds of the Fund's assets were invested in utilities, financials and energy. During the last 12 months, we repositioned our investments in these three sectors. For example, we increased our exposure to banking stocks in the finance-related sector, reduced our large overweighting in natural gas stocks, increased electric and telecommunications stocks in the utility sector, sharply pared back our holdings in international oil stocks, and established positions among the domestic integrated oil stocks. We continue to seek investment opportunities that offer solid or improving fundamentals and are attractively valued, while providing an attractive and growing dividend yield.

In Conclusion
We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager



August 31, 1995





PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's Shares are presented in the "Total Return Based on a $10,000 Investment" graphs on pages 6 and 7, and the "Recent Performance Results" table below and on page 5. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 5 and 7. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 7.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results
                                                                                                       12 Month      3 Month
                                                               7/31/95      4/30/95      7/31/94++     % Change++    % Change
ML Strategic Dividend Fund Class A Shares*                      $12.24       $11.67       $12.78       + 9.95%(1)     +4.88%
ML Strategic Dividend Fund Class B Shares*                       12.23        11.67        12.77       + 9.94(1)      +4.80
ML Strategic Dividend Fund Class C Shares*                       12.20        11.64        11.84       +10.77(2)      +4.81
ML Strategic Dividend Fund Class D Shares*                       12.24        11.67        11.85       +11.03(2)      +4.88
Standard & Poor's 500 Index**                                   562.06       514.71       458.26       +22.65         +9.20
ML Strategic Dividend Fund Class A Shares--Total Return*                                               +14.04(3)      +5.78(4)
ML Strategic Dividend Fund Class B Shares--Total Return*                                               +12.82(5)      +5.42(6)
ML Strategic Dividend Fund Class C Shares--Total Return*                                               +13.30(7)      +5.49(8)
ML Strategic Dividend Fund Class D Shares--Total Return*                                               +13.98(9)      +5.72(10)
Standard & Poor's 500 Index--Total Return**                                                            +26.06         +9.94

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
 (1)Percent change includes reinvestment of $1.596 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.798 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.435 per share ordinary income dividends and $1.596 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.104 per share ordinary income dividends.
 (5)Percent change includes reinvestment of $0.308 per share ordinary income dividends and $1.596 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.072 per share ordinary income dividends.
 (7)Percent change includes reinvestment of $0.263 per share ordinary income dividends and $0.798 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.078 per share ordinary income dividends.
 (9)Percent change includes reinvestment of $0.307 per share ordinary income dividends and $0.798 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.096 per share ordinary income dividends.



Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*      % Change**
11/29/88--12/31/88                $10.71        $10.56        $0.140           $0.156            + 1.37%
1989                               10.56         12.50          --              0.612            +24.61
1990                               12.50         10.95          --              0.725            - 6.70
1991                               10.95         12.15          --              0.516            +15.99
1992                               12.15         12.75          --              0.460            + 8.95
1993                               12.75         12.74         0.645            0.456            + 8.66
1994                               12.74         10.70         1.596            0.465            + 0.17
1/1/95--7/31/95                    10.70         12.24          --              0.205            +16.40
                                                              ------           ------
                                                        Total $2.381     Total $3.595

                                                           Cumulative total return as of 7/31/95:+88.69%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*      % Change**
11/25/87--12/31/87                $10.00        $10.02          --             $0.047            + 0.67%
1988                               10.02         10.56        $0.266            0.465            +12.81
1989                               10.56         12.49          --              0.504            +23.40
1990                               12.49         10.94          --              0.604            - 7.68
1991                               10.94         12.14          --              0.393            +14.78
1992                               12.14         12.75          --              0.328            + 7.89
1993                               12.75         12.74         0.645            0.315            + 7.54
1994                               12.74         10.71         1.596            0.333            - 0.82
1/1/95--7/31/95                    10.71         12.23          --              0.144            +15.59
                                                              ------           ------
                                                        Total $2.507     Total $3.133

                                                           Cumulative total return as of 7/31/95:+97.55%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A, Class B, Class C and Class D Shares compared to the growth of an investment in the S & P 500 Index and the HighYield Index.
Beginning and ending values are:


                                     11/29/88**        7/95

ML Strategic Dividend Fund++--
Class A Shares*                       $ 9,600        $17,879

S & P 500 Index++++                   $10,000        $25,507

High Yield Index++++++                $10,000        $15,121



                                     11/25/87**        7/95

ML Strategic Dividend Fund++--
Class B Shares*                       $10,000        $19,755

S & P 500 Index++++                   $10,000        $29,369

High Yield Index++++++                $10,000        $14,704



                                     10/21/94**        7/95

ML Strategic Dividend Fund++--
Class C Shares*                       $10,000        $11,230

ML Strategic Dividend Fund++--
Class D Shares                        $ 9,600        $10,800

S & P 500 Index++++                   $10,000        $12,344

High Yield Index++++++                $10,000        $11,398


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Strategic Dividend Fund invests primarily in companies with a continuous record of paying dividends.
++++This unmanaged broad-based Index consists of the fist quintile of the highest-yielding stocks of the S & P 500. This Index does not include reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 6/30/95                        +15.71%         +9.64%
Five Years Ended 6/30/95                  + 8.36          +7.20
Inception (11/29/88) through 6/30/95      + 9.80          +8.91

[FN]
*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                        +14.46%        +10.53%
Five Years Ended 6/30/95                  + 7.24         + 7.24
Inception (11/25/87) through 6/30/95      + 9.11         + 9.11

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate
Total Return


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94) through 6/30/95      +11.18%        +10.18%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94) through 6/30/95      +11.88%         +6.01%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS
                                      Shares                                                                Value   Percent of
EUROPE       Industries                Held     Common Stocks                               Cost          (Note 1a) Net Assets
Spain        Oil & Gas Producers      52,000    Repsol S.A. (ADS)**                    $  1,661,156     $  1,735,500    1.0%

                                                Total Investments in Spain                1,661,156        1,735,500    1.0


United       Chemicals                62,000    Imperial Chemical Industries PLC
Kingdom                                         (ADR)*                                    2,744,492        3,123,250    1.9

             Oil--International       19,000    British Petroleum Co. PLC (ADS)**         1,676,727        1,724,250    1.1
                                      30,000    Royal Dutch Petroleum PLC (ADR)*          1,703,965        3,810,000    2.3
                                                                                       ------------     ------------  ------
                                                                                          3,380,692        5,534,250    3.4

                                                Total Investments in the
                                                United Kingdom                            6,125,184        8,657,500    5.3


                                                Total Investments in Europe               7,786,340       10,393,000    6.3


NORTH
AMERICA


United       Aerospace & Defense      62,000    Northrop Grumman Corp.                    2,214,602        3,534,000    2.1
States                                40,000    TRW Inc.                                  2,218,088        2,985,000    1.8
                                                                                       ------------     ------------  ------
                                                                                          4,432,690        6,519,000    3.9

             Automotive               72,000    Arvin Industries, Inc.                    1,656,934        1,674,000    1.0
             Equipment                60,000    Dana Corp.                                1,649,850        1,770,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          3,306,784        3,444,000    2.1

             Banks                    20,000    Barnett Banks, Inc.                       1,002,350        1,110,000    0.7
                                      28,000    Boatmen's Bancshares, Inc.                1,004,500        1,018,500    0.6
                                      60,000    The Chase Manhattan Corp.                 2,110,790        3,217,500    2.0
                                      22,000    Chemical Banking Corp.                    1,036,396        1,135,750    0.7
                                      49,000    CoreStates Financial Corp.                1,677,064        1,788,500    1.1
                                      16,000    Integra Financial Corp.                     862,960          850,000    0.5
                                      23,000    Mellon Bank Corp.                           990,205          922,875    0.6
                                      23,000    Mercantile Bancorporation                 1,002,055        1,037,875    0.6
                                      65,000    Meridian Bancorp, Inc.                    1,795,625        2,486,250    1.5
                                                                                       ------------     ------------  ------
                                                                                         11,481,945       13,567,250    8.3

             Chemicals                23,000    The Dow Chemical Co.                      1,369,880        1,704,875    1.0

             Cosmetics &              22,000    Avon Products, Inc.                       1,303,320        1,496,000    0.9
             Household Products       42,000    The Clorox Co.                            2,495,107        2,756,250    1.7
                                                                                       ------------     ------------  ------
                                                                                          3,798,427        4,252,250    2.6

             Drugs                    40,000    Bristol-Myers Squibb Co.                  1,826,550        2,770,000    1.7
                                      40,000    Eli Lilly & Co.                           2,165,088        3,130,000    1.9
                                                                                       ------------     ------------  ------
                                                                                          3,991,638        5,900,000    3.6

             Electrical Equipment     65,000    General Electric Co.                      3,140,231        3,835,000    2.3

             Financial Services       80,000    American Express Co.                      1,709,114        3,080,000    1.9
                                      72,000    Beneficial Corp.                          2,763,271        3,411,000    2.1
                                                                                       ------------     ------------  ------
                                                                                          4,472,385        6,491,000    4.0

             Food Merchandising       20,000    Lance, Inc.                                 360,000          350,000    0.2

             Hardware Products        51,000    The Stanley Works                         2,138,235        2,020,875    1.2

             Information              25,000    Xerox Corp.                               2,545,646        2,978,125    1.8
             Processing

             Insurance                95,000    American General Corp.                    1,961,793        3,455,625    2.1
                                      50,000    Lincoln National Corp.                    2,135,530        2,056,250    1.2
                                     115,000    Ohio Casualty Corp.                       3,672,969        3,708,750    2.3
                                                                                       ------------     ------------  ------
                                                                                          7,770,292        9,220,625    5.6

             Metals                   35,000    Carpenter Technology Corp.                2,225,034        2,581,250    1.6
                                     100,000    Cyprus Amax Minerals Co.                  2,627,429        2,787,500    1.7
                                                                                       ------------     ------------  ------
                                                                                          4,852,463        5,368,750    3.3

             Miscellaneous            28,000    Minnesota Mining & Manufacturing
             Technology                         Company                                   1,671,180        1,585,500    1.0

             Oil--Domestic            30,000    Atlantic Richfield Co.                    3,395,562        3,457,500    2.1
                                      96,000    Phillips Petroleum Co.                    3,323,722        3,396,000    2.1
                                                                                       ------------     ------------  ------
                                                                                          6,719,284        6,853,500    4.2

             Oil--International       60,000    Exxon Corp.                               3,569,538        4,350,000    2.6
                                      40,000    Mobil Corp.                               1,804,050        3,910,000    2.4
                                      55,000    Texaco Inc.                               2,558,840        3,657,500    2.2
                                                                                       ------------     ------------  ------
                                                                                          7,932,428       11,917,500    7.2

             Paper & Forest          100,000    Federal Paper Board Co., Inc.             2,178,963        3,737,500    2.3
             Products

             Photography              50,000    Eastman Kodak Co.                         2,030,861        2,881,250    1.8

             Publishing/Printing      35,000    McGraw-Hill, Inc.                         2,434,950        2,690,625    1.6

             Real Estate              40,000    Avalon Properties, Inc.                     846,650          800,000    0.5
                                      28,000    Developers Diversified Realty Corp.         791,000          850,500    0.5
                                      35,000    Simon Property Group, Inc.                  886,200          857,500    0.5
                                                                                       ------------     ------------  ------
                                                                                          2,523,850        2,508,000    1.5

             Retail                   29,000    May Department Stores Co.                 1,257,489        1,257,875    0.8
                                      36,000    Sears, Roebuck & Co.                      1,208,160        1,174,500    0.7
                                                                                       ------------     ------------  ------
                                                                                          2,465,649        2,432,375    1.5

             Savings & Loan           80,000    Great Western Financial Corporation       1,685,600        1,710,000    1.0
                                      85,000    H.F. Ahmanson & Co.                       1,716,588        1,901,875    1.2
                                                                                       ------------     ------------  ------
                                                                                          3,402,188        3,611,875    2.2

             Transportation           35,000    Union Pacific Corp.                       1,752,100        2,279,375    1.4

             Utilities--Electric      85,000    American Electric Power Co., Inc.         2,682,600        2,932,500    1.8
                                     126,000    Consolidated Edison Co. of
                                                N.Y., Inc.                                3,559,500       3,654,000     2.2
                                      84,000    Houston Industries Inc.                   3,249,540        3,675,000    2.2
                                      60,000    Northern States Power Co.                 2,613,600        2,655,000    1.6
                                      66,000    Public Service Co. of Colorado            2,137,905        2,087,250    1.3
                                      64,000    Public Service Enterprise
                                                Group, Inc.                               2,245,120        1,776,000    1.1
                                     100,000    Wisconsin Energy Corp.                    2,593,500        2,800,000    1.7
                                                                                       ------------     ------------  ------
                                                                                         19,081,765       19,579,750   11.9



SCHEDULE OF INVESTMENTS (concluded)
                                      Shares                                                                Value   Percent of
EUROPE       Industries                Held     Common Stocks                               Cost          (Note 1a) Net Assets
United       Utilities--Gas &        135,000    The Brooklyn Union Gas Co.             $  3,619,350     $  3,290,625    2.0%
States       Gas Pipeline            130,000    NICOR Inc.                                3,698,548        3,298,750    2.0
(concluded)                          131,000    Sonat, Inc.                               2,343,064        3,930,000    2.4
                                                                                       ------------     ------------  ------
                                                                                          9,660,962       10,519,375    6.4

             Utilities--              69,000    GTE Corp.                                 2,455,578        2,449,500    1.5
             Telecommunications      101,000    NYNEX Corp.                               3,870,320        4,166,250    2.5
                                     100,000    Southern New England
                                                Telecommunications Corp.                  3,431,713        3,425,000    2.1
                                      58,000    Sprint Corporation                        2,091,570        1,986,500    1.2
                                                                                       ------------     ------------  ------
                                                                                         11,849,181       12,027,250    7.3

                                                Total Investments in
                                                North America                           127,363,977      148,275,625   90.2


                                                Total Common Stocks                     135,150,317      158,668,625   96.5


                                     Face
                                    Amount      Short-Term Securities
             US Government        $2,057,000    Federal Home Loan Mortgage
             & Agency                           Corporation, 5.84% due 8/04/1995          2,055,665        2,055,665    1.3
             Obligations***                     Federal National Mortgage
                                                Association:
                                   2,870,000      5.63% due 8/02/1995                     2,869,102        2,869,102    1.7
                                   1,525,000      5.60% due 8/14/1995                     1,521,679        1,521,679    0.9

                                                Total Short-Term Securities               6,446,446        6,446,446    3.9


             Total Investments                                                         $141,596,763      165,115,071  100.4
                                                                                       ============
             Liabilities in Excess of Other Assets                                                          (708,051)   (0.4)
                                                                                                        ------------  ------
             Net Assets                                                                                 $164,407,020  100.0%
                                                                                                        ============  ======



            *American Depositary Receipt (ADR).
           **American Depositary Share (ADS).
          ***Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.


             See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES
                    As of July 31, 1995
Assets:             Investments, at value (identified cost--$141,596,763)(Note 1a)                          $165,115,071
                    Receivables:
                      Securities sold                                                      $  2,170,842
                      Dividends                                                                 357,574
                      Beneficial interest sold                                                   92,930        2,621,346
                                                                                           ------------
                    Prepaid expenses and other assets (Note 1f)                                                   69,527
                                                                                                            ------------
                    Total assets                                                                             167,805,944
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    1,091,996
                      Beneficial interest redeemed                                              450,858
                      Distributor (Note 2)                                                      111,336
                      Investment adviser (Note 2)                                                84,289        1,738,479
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     1,660,445
                                                                                                            ------------
                    Total liabilities                                                                          3,398,924
                                                                                                            ------------


Net Assets:         Net assets                                                                              $164,407,020
                                                                                                            ============


Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    152,688
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      1,070,102
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                          6,649
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        114,264
                    Paid-in capital in excess of par                                                         125,645,624
                    Undistributed investment income--net                                                           8,064
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        13,891,277
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                23,518,352
                                                                                                            ------------
                    Net assets                                                         .                    $164,407,020
                                                                                                            ============



Net Asset           Class A--Based on net assets of $18,687,144 and 1,526,875
Value:              shares of beneficial interest outstanding                                               $      12.24
                                                                                                            ============
                    Class B--Based on net assets of $130,920,666 and 10,701,025
                    shares of beneficial interest outstanding                                               $      12.23
                                                                                                            ============
                    Class C--Based on net assets of $811,088 and 66,491 shares of
                    beneficial interest outstanding                                                         $      12.20
                                                                                                            ============
                    Class D--Based on net assets of $13,988,122 and 1,142,637
                    shares of beneficial interest outstanding                                               $      12.24
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended July 31, 1995
Investment          Dividends (net of $101,249 foreign withholding tax)                                     $  6,824,508
Income              Interest and discount earned                                                                 726,726
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               7,551,234
                                                                                                            ------------


Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $  1,432,996
                    Investment advisory fees (Note 2)                                         1,019,890
                    Transfer agent fees--Class B (Note 2)                                       338,594
                    Printing and shareholder reports                                            170,420
                    Registration fees (Note 1f)                                                  85,586
                    Professional fees                                                            84,060
                    Accounting services (Note 2)                                                 41,617
                    Transfer agent fees--Class A (Note 2)                                        38,737
                    Custodian fees                                                               21,970
                    Trustees' fees and expenses                                                  18,444
                    Account maintenance fees--Class D (Note 2)                                   17,716
                    Transfer agent fees--Class D (Note 2)                                        16,587
                    Account maintenance and distribution fees--Class C (Note 2)                   3,071
                    Transfer agent fees--Class C (Note 2)                                           907
                    Pricing fees                                                                    781
                    Other                                                                         7,765
                                                                                           ------------
                    Total expenses                                                                             3,299,141
                                                                                                            ------------
                    Investment income--net                                                                     4,252,093
                                                                                                            ------------


Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                       25,347,941
(Loss) on             Foreign currency transactions--net                                            294       25,348,235
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation on:
Transactions--Net     Investments--net                                                       (9,619,340)
(Notes 1b, 1c,        Foreign currency transactions--net                                           (332)      (9,619,672)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             15,728,563
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 19,980,656
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended July 31,
                    Increase (Decrease) in Net Assets:                                         1995             1994
Operations:         Investment income--net                                                 $  4,252,093     $  5,797,119
                    Realized gain on investments and foreign currency
                    transactions--net                                                        25,348,235       13,163,104
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       (9,619,672)     (16,546,436)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     19,980,656        2,413,787
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Class A                                                                  (668,538)        (987,005)
Shareholders          Class B                                                                (3,464,874)      (4,814,245)
(Note 1g):            Class C                                                                    (8,975)              --
                      Class D                                                                  (247,242)              --
                    Realized gain on investments--net:
                      Class A                                                                (2,560,061)      (1,506,196)
                      Class B                                                               (19,570,649)     (10,287,745)
                      Class C                                                                   (13,005)              --
                      Class D                                                                  (470,632)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (27,003,976)     (17,595,191)
                                                                                           ------------     ------------


Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                   (18,312,516)     (56,392,747)
Transactions                                                                               ------------     ------------
(Note 4):



Net Assets:         Total decrease in net assets                                            (25,335,836)     (71,574,151)
                    Beginning of year                                                       189,742,856      261,317,007
                                                                                           ------------     ------------
                    End of year*                                                           $164,407,020     $189,742,856
                                                                                           ============     ============


                   *Undistributed investment income--net (Note 1h)                         $      8,064     $    192,681
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information
                    provided in the financial statements.                                Class A
                                                                                For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:          1995       1994       1993        1992       1991
Per Share           Net asset value, beginning of year             $  12.78   $  13.60   $  12.79   $  11.90    $  11.80
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .39        .41        .44        .44         .55
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  1.10       (.12)       .81        .93         .14
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.49        .29       1.25       1.37         .69
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.42)      (.46)      (.44)      (.48)       (.59)
                      Realized gain on investments--net               (1.61)      (.65)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (2.03)     (1.11)      (.44)      (.48)       (.59)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  12.24   $  12.78   $  13.60   $  12.79    $  11.90
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share               14.04%      2.38%     10.03%     11.96%       6.25%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses                                          1.05%       .85%       .81%       .88%        .88%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment income--net                            3.39%      3.42%      3.38%      3.75%       4.83%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of year (in thousands)         $ 18,687   $ 21,854   $ 34,228   $ 31,512    $ 33,916
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               52.69%     22.75%     25.23%     29.17%      10.50%
                                                                   ========   ========   ========   ========    ========


                    The following per share data and ratios
                    have been derived from information
                    provided in the financial statements.                                                 For the Period
                                                                         Class B                       October 21, 1994++ to
                    Increase (Decrease) in Net                   For the Year Ended July 31,               July 31, 1995
                    Asset Value:                      1995       1994       1993       1992      1991    Class C    Class D
Per Share           Net asset value, beginning
Operating           of period                       $  12.77   $  13.59   $  12.78  $  11.88   $  11.78  $  11.84  $  11.85
Performance:                                        --------   --------   --------  --------   --------  --------  --------
                    Investment income--net               .29        .33        .31       .34        .45       .21       .26
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                   1.07       (.18)       .81       .91        .12      1.21      1.23
                                                    --------   --------   --------  --------   --------  --------  --------
                    Total from investment
                    operations                          1.36        .15       1.12      1.25        .57      1.42      1.49
                                                    --------   --------   --------  --------   --------  --------  --------
                    Less dividends and
                    distributions:
                      Investment income--net            (.29)      (.32)      (.31)     (.35)      (.47)     (.25)     (.29)
                      Realized gain on
                      investments--net                 (1.61)      (.65)        --        --         --      (.81)     (.81)
                                                    --------   --------   --------  --------   --------  --------  --------
                    Total dividends and
                    distributions                      (1.90)      (.97)      (.31)     (.35)      (.47)    (1.06)    (1.10)
                                                    --------   --------   --------  --------   --------  --------  --------
                    Net asset value, end of
                    period                          $  12.23   $  12.77   $  13.59  $  12.78   $  11.88  $  12.20  $  12.24
                                                    ========   ========   ========  ========   ========  ========  ========


Total               Based on net asset value
Investment          per share                         12.82%      1.30%      8.90%    10.85%      5.14%    13.30%+++ 13.98%+++
Return:**                                           ========   ========   ========  ========   ========  ========  ========



Ratios to Average   Expenses, excluding
Net Assets:         account maintenance and
                    distribution fees                  1.09%       .88%       .84%      .91%       .90%     1.19%*    1.13%*
                                                    ========   ========   ========  ========   ========  ========  ========
                    Expenses                           2.09%      1.88%      1.84%     1.91%      1.90%     2.19%*    1.38%*
                                                    ========   ========   ========  ========   ========  ========  ========
                    Investment income--net             2.36%      2.39%      2.37%     2.74%      3.81%     1.94%*    2.93%*
                                                    ========   ========   ========  ========   ========  ========  ========


Supplemental        Net assets, end of period
Data:               (in thousands)                  $130,921   $167,889   $227,089  $239,048   $284,869  $    811  $ 13,988
                                                    ========   ========   ========  ========   ========  ========  ========
                    Portfolio turnover                52.69%     22.75%     25.23%    29.17%     10.50%    52.69%    52.69%
                                                    ========   ========   ========  ========   ========  ========  ========


                   *Annualized.
                  ++Commencement of Operations.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


NOTES TO FINANCIAL STATEMENTS (continued)


* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain differences between undistributed net investment income for financial reporting and tax purposes, if permanent, be reclassified to undistributed net realized capital gains. Accordingly, current year's permanent book/tax differences of $47,081 have been reclassified from undistributed net investment income to undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                         MLFD        MLPF&S

Class A                                  $628        $10,401
Class D                                  $673        $ 8,854



For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $139,714 and $627 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $7,026 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $82,135,952 and $118,932,929, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:



                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains

Long-term investments             $25,347,978   $ 23,518,308
Short-term investments                    (37)            --
Foreign currency transactions             294             44
                                  -----------   ------------
Total                             $25,348,235   $ 23,518,352
                                  ===========   ============



As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $23,518,308, of which $25,366,088 related to appreciated securities and $1,847,780 related to depreciated securities. At July 31, 1995, the aggregate cost of investments for Federal income tax purposes was $141,596,763.

4. Shares of Beneficial Interest:
Net decrease in net assets derived from capital share transactions was $18,312,516 and $56,392,747 for the year ended July 31, 1995 and
July 31, 1994, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount

Shares sold                           181,563  $   2,155,978
Shares issued to shareholders in
reinvestment of dividends and
distributions                         222,923      2,499,626
                                  -----------  -------------
Total issued                          404,486      4,655,604
Shares redeemed                      (587,662)    (7,012,619)
                                  -----------  -------------
Net decrease                         (183,176) $  (2,357,015)
                                  ===========  =============



Class A Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount

Shares sold                           565,272  $   7,579,456
Shares issued to shareholders in
reinvestment of dividends and
distributions                         126,113      1,592,528
                                  -----------  -------------
Total issued                          691,385      9,171,984
Shares redeemed                    (1,497,859)   (19,449,269)
                                  -----------  -------------
Net decrease                         (806,474) $ (10,277,285)
                                  ===========  =============



Class B Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount

Shares sold                         1,056,552  $  12,463,967
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,658,976     18,600,026
                                  -----------  -------------
Total issued                        2,715,528     31,063,993
Shares redeemed                    (3,932,552)   (46,733,450)
Automatic conversion of shares     (1,228,326)   (14,212,015)
                                  -----------  -------------
Net decrease                       (2,445,350) $ (29,881,472)
                                  ===========  =============



Class B Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount

Shares sold                         1,342,236  $  17,730,479
Shares issued to shareholders in
reinvestment of dividends and
distributions                         963,577     12,154,097
                                  -----------  -------------
Total issued                        2,305,813     29,884,576
Shares redeemed                    (5,872,428)   (76,000,038)
                                  -----------  -------------
Net decrease                       (3,566,615) $ (46,115,462)
                                  ===========  =============



Class C Shares for the Period                      Dollar
Oct. 21, 1994++ to July 31, 1995     Shares        Amount

Shares sold                            76,521  $     887,173
Shares issued to shareholders in
reinvestment of dividends and
distributions                             963         10,674
                                  -----------  -------------
Total issued                           77,484        897,847
Shares redeemed                       (10,993)      (128,548)
                                  -----------  -------------
Net increase                           66,491  $     769,299
                                  ===========  =============

++Commencement of Operations.



Class D Shares for the Period                      Dollar
Oct. 21, 1994++ to July 31, 1995     Shares        Amount

Shares sold                           118,404  $   1,359,401
Automatic conversion of shares      1,226,771     14,212,015
Shares issued to shareholders in
reinvestment of dividends and
distributions                          54,447        595,598
                                  -----------  -------------
Total issued                        1,399,622     16,167,014
Shares redeemed                      (256,985)    (3,010,342)
                                  -----------  -------------
Net increase                        1,142,637  $  13,156,672
                                  ===========  =============

++Commencement of Operations.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Strategic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Strategic Dividend Fund as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Strategic Dividend Fund as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 31, 1995
</AUDIT-REPORT>



PORTFOLIO CHANGES (unaudited)


For the Quarter Ended July 31, 1995


Additions

 Arvin Industries, Inc.
 Atlantic Richfield Co.
 Avalon Properties, Inc.
 Barnett Banks, Inc.
 Boatmen's Bancshares, Inc.
 British Petroleum Co. PLC (ADS)
 Chemical Banking Corp.
 CoreStates Financial Corp.
 Dana Corp.
 GTE Corp.
 Integra Financial Corp.
 Lance, Inc.
 May Department Stores Co.
 Mellon Bank Corp.
 Mercantile Bancorporation
 Minnesota Mining & Manufacturing
   Company
 Phillips Petroleum Co.
 Repsol S.A. (ADS)
 Sears, Roebuck & Co.
 Simon Property Group, Inc.
 Southern New England Telecommunications
   Corp.
 Sprint Corporation
*US Industries, Inc.



Deletions

 Anheuser-Busch Companies, Inc.
 Armstrong World Industries, Inc.
 BC Telecom Group.
 CIGNA Corp.
 Hanson PLC (Sponsored) (ADR)
 Marsh & McLennan Companies, Inc.
 Pacific Telesis Group
*US Industries, Inc.

*Acquired in the quarter through a spin-off of Hanson PLC (ADR).




